EATON VANCE GREATER INDIA FUND

Supplement to Summary Prospectus dated May 1, 2025
as may be supplemented and/or revised from time to time

The following replaces “Portfolio Manager.” under Management:

Portfolio Managers.

Hiren Dasani, Managing Director and co-head of Emerging Markets Equity at GSAM, has managed the Portfolio and the Fund since May 2017.

Basak Yavuz, Managing Director and co-head of Emerging Markets Equity at GSAM, has managed the Portfolio and the Fund since May 14, 2025.

Effective June 30, 2025, the sole portfolio manager of the Portfolio and the Fund will be Basak Yavuz.

May 14, 2025	48608-00 5.14.25